Other Accrued Liabilities	9 Months Ended
Sep. 30, 2011
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities

6. Other Accrued Liabilities

At September 30, 2011, other accrued liabilities consisted of accrued expenses for services of $424,000 and payroll withholding liabilities of $61,000. At December 31, 2010, other accrued liabilities consisted of accrued rent of $235,000, accrued expenses for services of $178,000 and payroll withholding liabilities of $37,000. In July 2010, the Company entered into an agreement with the landlord of the Hayward facility to defer a portion of the monthly rent payment over a one year period. The repayment period was over 12 months beginning in September 2011, if not repaid sooner without pre-payment penalty. Deferred amounts accrue interest at 10% per annum. The full amount of the rent deferral was repaid to the landlord in the quarter ended September 30, 2011.